AMENDMENT TO STANDBY EQUITY PURCHASE AGREEMENT THIS AMENDMENT (the “Amendment”), dated as of April 15, 2024 to the Standby Equity Purchase Agreement (the “SEPA”), dated as of January 5, 2024, by and between YA II PN, Ltd., a Cayman Islands exempted company (the “Investor”), and Ideanomics, Inc., a company incorporated under the laws of the State of Nevada (the “Company”, and together with the Investor, the “Parties”), is being executed at the direction of the Parties. WHEREAS, Section 12.02 of the SEPA permits the Parties to amend the SEPA through an instrument in writing signed by the Parties. NOW, THEREFORE, in consideration of the foregoing and the agreements, provisions and covenants herein contained, the Parties agree as follows: 1. The first paragraph in the recitals of the SEPA is hereby deleted in its entirety and replaced with the following: WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall have the right to issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company, up to 10,000,000 of the Company’s shares of common stock, par value $0.001 per share (the “Common Shares”); and 2. The definition of the term “Commitment Amount” in Article I is hereby deleted in its entirety and replaced with the following: “Commitment Amount” shall mean 10,000,000 Common Shares. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] DocuSign Envelope ID: B65A79CF-F42C-4F10-9428-99D41D63FA5C

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above. COMPANY: IDEANOMICS, INC. By: Name: Alf Poor Title: CEO INVESTOR: YA II PN, LTD. By: Yorkville Advisors Global, LP Its: Investment Manager By: Yorkville Advisors Global II, LLC Its: General Partner By: Name: Troy Rillo Title: Member DocuSign Envelope ID: B65A79CF-F42C-4F10-9428-99D41D63FA5C